AFL-CIO President Trumka Commends HIT for Improving Lives of Working People through its Investments
HIT Represented at International Foundation of Employee Benefit Plans Convention in Las Vegas

In his remarks to delegates at this year’s International Foundation of Employee Benefit Plans Convention held in Las Vegas, AFL-CIO President Richard Trumka talked about the importance of unions “investing in themselves,” using the AFL-CIO Housing Investment Trust (HIT)  as an example of a fund that helps unions do just that.

“The American labor movement has a long and successful history of making profitable investments that create jobs,” Trumka said, pointing out that “the AFL-CIO Housing Investment Trust has helped finance more than 500 housing projects, creating or maintaining something like 100,000 homes, and in the process, creating 70,000 good union jobs.”

Lesyllee White, HIT Senior Vice President and Managing Director of Marketing, and Emily Johnstone,West Coast Regional Marketing Director, joined the over 6,000 attendees at the three-day event, which featured sessions and workshops designed to provide the latest industry information to multi-employer and public sector plan trustees and others involved in the overall management and administration of benefit trust funds.

“The HIT has a unique record as a successful union-sponsored, fixed-income investment option, with more than 50 years of experience investing in our communities,” said White. “Our participation in this conference allowed our team to promote the HIT’s mission of putting union capital to work in secure investments that not only produce competitive returns but also generate collateral benefits of creating union construction jobs and building affordable housing for working people.”

White added, “In President Trumka’s address, he included remarks about the HIT’s important mission of making prudent pension capital investments that improve the lives of working people. For example, in response to the unemployment crisis, the HIT has invested over $1.5 billion in pension capital in 62 projects in 30 cities across the U.S., generating nearly 18,000 union construction jobs for working people since 2009 through our Construction Jobs Initiative.”

She noted that the HIT has a very positive market outlook due to the strong demand for multifamily rental housing that provides strong income, credit protection, and diversification for pension portfolios as well as job creation.  “Our expertise in this market and internal capacity allow us to directly source multifamily mortgage investments that can contribute to our performance.”

For more information about the AFL-CIO Housing Investment Trust, please email lwhite@aflcio-hit.com or call 202-467-2546.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.